JANUARY 1, 2005

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



PROSPECTUS  CLASS A & C

TEMPLETON GLOBAL BOND FUND

Templeton Income Trust




















[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]




CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

Goal and Strategies ........................ 2

Main Risks ................................. 4

Performance ................................ 8

Fees and Expenses .......................... 10

Management ................................. 12

Distributions and Taxes .................... 16

Financial Highlights ....................... 19



 YOUR ACCOUNT

                                [Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

Choosing a Share Class .................... 21

Buying Shares ............................. 29

Investor Services ......................... 32

Selling Shares ............................ 36

Exchanging Shares ......................... 39

Account Policies .......................... 46

Questions ................................. 52

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is current income with capital appreciation and growth of income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in "bonds." "Bonds" include debt securities of any maturity, such as bonds, notes and debentures. Shareholders will be given 60 days' advance notice of any change to the 80% policy. In addition, the Fund's assets will be invested in issuers located in at least three countries (including the U.S.).

[Begin callout]
The Fund invests predominately in bonds issued by companies, governments and government agencies located around the world.
[End callout]

Bonds represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Although the Fund may buy bonds rated in any category, it focuses on "investment grade" bonds. These are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor's Ratings Group (S&P(R)) or Moody's Investors Service (Moody's) or, if unrated, determined by the Fund's manager to be comparable. The Fund may invest up to 25% of its total assets in bonds that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund also may invest a significant portion of its assets in emerging markets.

PORTFOLIO SELECTION

The manager allocates the Fund's assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, short-term bank time deposits, and bankers' acceptances. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

[Begin callout]
Changes in global interest rates affect the prices of the Fund's bonds. If rates rise, the value of the Fund's bonds will fall and so too will the Fund's share price. You could lose money.
[End callout]

INTEREST RATE

When interest rates rise, bond prices fall. The opposite is also true: bond prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

CREDIT

An issuer of bonds may be unable to make interest payments and repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

INCOME

Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

DIVERSIFICATION

The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one or more issuers than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

PORTFOLIO TURNOVER

The manager's attempt to keep the Fund's portfolio of bonds at an optimum level of interest rate sensitivity may cause the Fund's portfolio turnover rate to be high. High turnover will increase the Fund's transaction costs and may increase your tax liability.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

-3.58%    18.21%  11.20%  1.83%  5.40%  -4.83%  2.79%  4.18%  20.03%  21.29%
   94       95      96      97    98      99     00     01      02      03
                                      YEAR


Best Quarter:                             Q2 '03     9.01%
-----------------------------------------------------------
Worst Quarter:                            Q1 '94     -3.51%


1.Figures do not reflect sales charges. If they did, returns would be lower. As of September 30, 2004, the Fund's year-to-date return was 3.86% for Class A.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003


                                        1 YEAR   5 YEARS  10 YEARS
-------------------------------------------------------------------
Templeton Global Bond Fund - Class A/2
Return Before Taxes                      16.11%   7.28%    6.81%
Return After Taxes on Distributions      13.56%   5.07%    4.50%
Return After Taxes on Distributions      10.34%   4.78%    4.34%
and Sale of Fund Shares
Citigroup World Government Bond Index    14.91     5.75     6.79
(WGBI/3
(index reflects no deductions for
fees, expenses, or taxes)


                                                               SINCE
                                                           INCEPTION
                                        1 YEAR   5 YEARS   5/1/95
--------------------------------------------------------------------
Templeton Global Bond Fund - Class C/2  18.71%   7.57%     7.73
Citigroup World Government Bond         14.91%   5.75%     6.08
Index(WGBI)/3

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal (Citigroup World Government Bond Index). The unmanaged Citigroup World Government Bond Index (WGBI) tracks the performance of government bond markets in 18 countries. It includes fixed-rate U.S. and foreign government bonds with remaining maturities of one year or more. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES          (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                            CLASS A     CLASS C
-------------------------------------------------------------------
Maximum sales charge (load) as a               4.25       1.00%
percentage of offering price
Load imposed on purchases                      4.25        None

                                               None/2     1.00%
Maximum deferred sales charge (load)
Redemption fee on shares sold within 7         2.00%      2.00%
calendar days following their purchase
date/3

Please see "Choosing a Share Class" on page 21 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES   (EXPENSES DEDUCTED FROM FUND ASSETS)

                                            CLASS A     CLASS C
-------------------------------------------------------------------
Management fees                                0.46%      0.46%
Distribution and service (12b-1) fees          0.25%      0.65%
Other expenses (including administration       0.42%      0.42%
fees)
                                            -----------------------
Total annual Fund operating expenses           1.13%      1.53%
                                            -----------------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 25) and purchases by certain retirement plans without an initial sales charge.
3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

   o You invest $10,000 for the periods shown;
   o Your investment has a 5% return each year; and
   o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                          $535/1    $769    $1,021    $1,741
CLASS C                          $256      $483     $834     $1,824
If you do not sell your shares:
CLASS C/2                        $156      $483     $834     $1,824

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

2. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $353, $579, $926 and $1,905, respectively, if you sell your shares at the end of the period or $254, $579, $926 and $1,905, respectively, if you do not sell your shares.


MANAGEMENT

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the Company) claiming violations of the Massachusetts Uniform Securities Act (Massachusetts Act) with respect to an alleged arrangement to permit market timing (the Mass. Proceeding). On September 20, 2004, Franklin Resources, Inc. announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. (Advisers) and Franklin Templeton Alternative Strategies, Inc. (FTAS), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to the Mass. Proceeding. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS have consented to the entry of a cease and desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the Securities and Exchange Commission described below.

On November 19, 2004, the Company reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004. The second complaint alleged that the Company's Form 8-K filing describing the original settlement failed to state the company had admitted the Statements of Fact portion of the settlement order when it stated, "Franklin did not admit or deny engaging in any wrongdoing." As a result of the November 19, 2004 settlement with the State of Massachusetts, the Company filed a new Form 8-K. The terms of the original settlement did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, the Company announced that Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors has agreed to pay $2 million as a civil penalty, $14 million to Franklin Templeton funds and $2 million to the CAGO.

The Company, in addition to most of the mutual funds within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, as well as certain of the mutual funds' trustees/directors, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by the mutual funds. These lawsuits seek damages of unspecified amounts. The Company believes that the claims made in the lawsuits are without merit and it intends to defend vigorously against the allegations. It is anticipated that additional similar civil actions related to the matters described above may be filed in the future.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) had reached a settlement with the U.S. Securities and Exchange Commission (SEC) that resolved an SEC investigation of market timing activity in the Franklin Templeton Investments funds. As part of the settlement, on August 2, 2004, the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's August Order, Advisers, while neither admitting nor denying any of the findings therein, has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. Because the distribution methodology has not yet been developed, it is presently not possible to say which particular funds will be determined to have been affected or which particular groups of fund shareholders will receive distributions or in what proportion and amounts.

In the August Order, the SEC notes that the Company has generally sought to detect, discourage and prevent market timing in its funds and began to increase its efforts to control market timing in 1999. The August Order also requires Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;
o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and
o Retain an Independent Distribution Consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

On December 13, 2004, the Company announced that Advisers and Distributors reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. As part of the settlement, on December 13, 2004, the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the December Order). In connection with this settlement, Advisers and Distributors also agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures.

Under the terms of the SEC's December Order, Advisers and Distributors, while neither admitting nor denying any of the findings therein, agreed to pay $20 million as a civil penalty, and $1 as restitution to be distributed to Franklin Templeton funds in accordance with a plan to be developed by an Independent Distribution Consultant. Because the distribution methodology has not yet been developed, it is presently not possible to say which particular funds will be determined to have been affected or will receive distributions or in what proportion and amounts.

These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."

Advisers, One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $388 billion in assets.

The team responsible for the Fund's management is:

ALEXANDER C. CALVO, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Calvo has been a manager of the Fund since 1998. He joined Franklin Templeton Investments in 1995.

MICHAEL HASENSTAB, PORTFOLIO MANAGER/RESEARCH ANALYST OF ADVISERS
Mr. Hasenstab has been an analyst of the Fund since 2001. He joined Franklin Templeton Investments in 1995.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended August 31, 2004, the Fund paid 0.46% of its average daily net assets to the manager for its services.

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

The Fund intends to pay an income dividend monthly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from non-resident alien withholding taxes because they are interest-related or short-term capital gain dividends. (See the discussion below for Non-U.S. investors.) Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 20th at the Fund's current NAV of $10 per share, and the Fund makes a capital gain distribution on December 21st of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets). A small portion of the income dividends paid to you may be qualified dividends eligible for taxation by individuals at long-term capital gain rates, so long as you meet certain holding period requirements.

SALES OF FUND SHARES. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the SAME Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by the Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by the Fund from U.S. source interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by the Fund in its fiscal years beginning on September 1, 2005 and ending on August 31, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from the Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section on Distributions and Taxes in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes the Fund pays on its investments may be passed through to you as a foreign tax credit. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A                                         YEAR ENDED AUGUST 31,
                           2004     2003     2002     2001     2000
----------------------------------------------------------------------
PER SHARE DATA ($)
----------------------------------------------------------------------
Net asset value,
beginning of year          9.39     8.40     8.02     8.05     8.81
----------------------------------------------------------------------
Net investment income/1
                           .38      .38      .434     .56      .65
----------------------------------------------------------------------
  Net realized and
unrealized                 .85      1.11     .504     .01     (.80)
  gains (losses)
----------------------------------------------------------------------
Total from investment
operations                 1.23     1.49     .93      .57     (.15)
----------------------------------------------------------------------
  Distributions from net
  investment income       (.62)     (.50)   (.40)    (.18)    (.60)
----------------------------------------------------------------------
 Distributions from net
realized gains              -        -        -        -      (.01)
----------------------------------------------------------------------
 Tax return of capital      -        -      (.15)    (.42)      -
----------------------------------------------------------------------
Total distributions       (.62)    (.50)    (.55)    (.60)    (.61)
----------------------------------------------------------------------
Redemption fees             -/3      -        -        -        -
----------------------------------------------------------------------
Net asset value, end of   10.00     9.39     8.40     8.02     8.05
year
----------------------------------------------------------------------
Total return (%)/2        13.24    18.03    12.08     7.51    (1.80)
----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------
Net assets, end of year
($ x 1,000)              575,480  351,771  224,269  178,785  114,247
----------------------------------------------------------------------
Ratios to average net
assets: (%)
----------------------------------------------------------------------
  Expenses                 1.13     1.10     1.21     1.33     1.23
----------------------------------------------------------------------
  Net investment income    3.80     4.11    5.27/4    7.06     7.19
----------------------------------------------------------------------
Portfolio turnover rate   31.48    63.64    57.71    101.11   179.84
(%)
----------------------------------------------------------------------


CLASS C                                         YEAR ENDED AUGUST 31,
                           2004     2003     2002     2001     2000
----------------------------------------------------------------------
PER SHARE DATA ($)
----------------------------------------------------------------------
Net asset value,
beginning of year          9.40     8.41     8.03     8.05     8.82
----------------------------------------------------------------------
  Net investment
income/1                    .34      .34      .40/4    .53      .58
----------------------------------------------------------------------
  Net realized and
unrealized                 .85      1.11     .50/4    .02     (.78)
  gains (losses)
----------------------------------------------------------------------
Total from investment
operations                 1.19     1.45     .90      .55     (.20)
----------------------------------------------------------------------
 Distributions from net
investment income         (.58)     (.46)   (.38)    (.15)    (.56)
----------------------------------------------------------------------
  Distributions from net
  realized gains            -        -        -        -      (.01)
----------------------------------------------------------------------
  Tax return of capital     -        -      (.14)    (.42)      -
----------------------------------------------------------------------
Total distributions       (.58)    (.46)    (.52)    (.57)    (.57)
----------------------------------------------------------------------
Redemption fee              -/3      -        -        -        -
----------------------------------------------------------------------
Net asset value, end of   10.01     9.40     8.41     8.03     8.05
year
----------------------------------------------------------------------
Total return (%)/2        12.66    17.67    11.62     7.20    (2.34)
----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------
Net assets, end of year
($ x 1,000)              141,485   74,102   25,444   13,784   11,966
----------------------------------------------------------------------
Ratios to average net
assets: (%)
----------------------------------------------------------------------
  Expenses                 1.53     1.50     1.59     1.73     1.62
----------------------------------------------------------------------
  Net investment income    3.40     3.71    4.89/4    6.65     6.78
----------------------------------------------------------------------
Portfolio turnover rate   31.48    63.64    57.71    101.11   179.84
(%)
----------------------------------------------------------------------
1. Based on average daily shares outstanding.
2. Total return does not include sales charges.
3. Amount is less than $.001 per share.
4. Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities as required. The effect of this change was as follows:
      Net investment income per share                                   $(.12)
      Net realized and unrealized gains/(losses) per share                .12
      Ratio of net investment income to average net assets              (1.43)%
      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Unless a prospective investor is eligible to purchase Advisor Class shares, all purchases by an investor to a Fund account that does not have an appointed investment representative (financial advisor) will be invested in Class A shares at the applicable offering price. Investors who have not appointed an investment representative (financial advisor) to existing Class C share Fund accounts may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C shares. Additional purchases by these existing investors will be invested in Class A shares at the applicable offering price. Dividend and capital gain distributions may continue to be reinvested in existing Class C share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.

CLASS A                    CLASS C
--------------------------------------------------
Initial sales charge of    There is no initial
4.25% or less              sales charge.
Deferred sales charge of   Deferred sales charge 1%
on purchases of $1         of 1% on shares you
million or more sold       sell within 12 months
within 18 months
Lower annual expenses      Higher annual
than Class C due to lower  expenses than Class A
distribution fees          due to higher
                           distribution fees.

SALES CHARGES - CLASS A

                              THE SALES CHARGE
                              MAKES UP THIS %      WHICH EQUALS THIS
                              OF THE OFFERING      % OF YOUR NET
WHEN YOU INVEST THIS AMOUNT   PRICE*               INVESTMENT*
--------------------------------------------------------------------
Under $100,000                      4.25               4.44
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1               2.00               2.04
million

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This Quantity Discount information is also available free of charge at WWW.FRANKLINTEMPLETON.COM/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o  You, individually;
o  Your spouse or domestic partner, as recognized by applicable state law
o  You jointly with your spouse or domestic partner;
o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares.
o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;
o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your social security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm;
o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business (or the solely owned business of your spouse or domestic partner) on which you
   (or your spouse or domestic partner) are the authorized signer); THAT ARE

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the Cumulative Quantity Discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor);
o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example a 401(k) plan);
o  Shares held in a 529 college savings plan; and
o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

FRANKLIN TEMPLETON FUND ASSETS HELD IN MULTIPLE EMPLOYER SPONSORED RETIREMENT PLANS MAY BE COMBINED IN ORDER TO QUALIFY FOR SALES CHARGE BREAKPOINTS AT THE PLAN LEVEL IF THE PLANS ARE SPONSORED BY THE SAME EMPLOYER.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative Quantity Discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or CDSC by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 26).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.


CDSC

There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 39 for exchange information).

REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days of the sale without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds will be reinvested in Class A shares if the proceeds are: (1) from the sale of Class B shares; or (2) from the sale of Class C or R shares held of record at the time of sale in an account without an identified investment representative (excepting R shares sold by an Employer Sponsored Retirement Plan).

If you paid a CDSC when you sold your Class A, C or R shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 365 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 365 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (excepting Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B; or (2) Class C or R shares held of record at the time of sale in an account without an identified investment representative and reinvest the proceeds from that sale in Class A shares within 365 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days (90 days, effective February 1, 2005) from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

EFFECTIVE FEBRUARY 1, 2005, THE FIRST AND SECOND PARAGRAPHS ABOVE ARE REPLACED WITH THE FOLLOWING:

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds from the sale of Class B shares, Class C shares or Class R shares will be reinvested in Class A shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (excepting Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B; or (2) Class C or R shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.


BUYING SHARES

MINIMUM INVESTMENTS
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Employer Sponsored Retirement Plans     no minimum
-----------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250
-----------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250
-----------------------------------------------------
Current and former full-time            $100
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members
-----------------------------------------------------

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 32). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
----------------------------------------------------------------------
                        OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
----------------------------------------------------------------------


THROUGH YOUR            Contact your investment   Contact your investment
INVESTMENT              representative            representative
REPRESENTATIVE
----------------------------------------------------------------------
                        If you have another       Before requesting a
                        Franklin Templeton fund   telephone or online
BY PHONE/ONLINE         account with your bank    purchase into
                        an account information on existing account,
(Up to $100,000         file, you may open a new  please make sure we
per shareholder         account by phone. At      have your bank account
per day)                this time, a new account  information on file. If
                        may not be opened         we do not have this
1-800/632-2301          online.                   information, you will
                                                  need to send written
                        To make a same day        instructions with your
franklintempleton.com   investment, your phone    bank's name and address
                        order must be received    and a voided check or
NOTE: (1) CERTAIN       and accepted by us by     savings account deposit
ACCOUNT TYPES ARE       1:00 p.m. Pacific time    slip. If the bank and
NOT AVAILABLE FOR       or the close of the New   Fund accounts do not
ONLINE ACCOUNT          York Stock Exchange,      have at least one
ACCESS AND (2)          whichever is earlier.     common owner, your
THE AMOUNT MAY BE                                 written request must be
HIGHER FOR                                        signed by ALL fund AND
MEMBERS OF THE                                    bank account owners,
VALUED INVESTOR                                   and each individual
PROGRAM.  PLEASE                                  must have his or her
SEE PAGE 35 FOR                                   signature guaranteed.
MORE INFORMATION
REGARDING                                         To make a same day
ELIGIBILITY.                                      investment, your phone
                                                  or online order must be
                                                  received and accepted
                                                  by us by 1:00 p.m.
                                                  Pacific time or the
                                                  close of the New York
                                                  Stock Exchange, whichever
                                                  is earlier.
----------------------------------------------------------------------
                        Make your check payable   Make your check payable
                        to Templeton Global Bond  to Templeton Global
                        Fund.                     Bond Fund. Include your
BY MAIL                                           account number on the
                        Mail the check and your   check.
                        signed application to
                        Investor Services.        Fill out the deposit
                                                  slip from your account
                                                  statement. If you do
                                                  not have a slip,
                                                  include a note with
                                                  your name, the Fund
                                                  name, and your account
                                                  number.

                                                  Mail the check and
                                                  deposit slip or
                                                  note to Investor
                                                  Services.
----------------------------------------------------------------------
                        Call  to receive a wire   Call to receive a wire
                        control number and wire   control number and wire
                        instructions.             instructions.

BY WIRE                 Wire the funds and mail   To make a same day wire
                        your signed application   investment, the wired
1-800/632-2301          to Investor Services.     funds must be received
(or                     Please include the wire   and accepted by us by
1-650/312-2000          control number or your    1:00 p.m. Pacific time
collect)                new account number on     or the close of the New
                        the application.          York Stock Exchange,
                                                  whichever is earlier.
                        To make a same day wire
                        investment, the wired
                        funds must be
                        received and accepted
                        by us by 1:00 p.m.
                        Pacific time or the
                        close of the New York
                        Stock Exchange,
                        whichever is earlier.
----------------------------------------------------------------------
                        Call Shareholder          Call Shareholder
                        Services at               Services at
BY EXCHANGE             1-800/632-2301, or send   1-800/632-2301, or send
                        signed written            signed written
                        instructions. You also    instructions.  You also
                        may place an online       may place an online
franklintempleton.com   exchange order.  The      exchange order.
                        automated telephone
                        system cannot be used to
                        open a new account.       (Please see page 39 for
                                                  information on
                        (Please see page 39 for   exchanges.)
                        information on
                        exchanges.)
----------------------------------------------------------------------

                           FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030,
                                                  ST. PETERSBURG, FL 33733-8030
                                                 CALL TOLL-FREE: 1-800/632-2301
                   (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME) OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page 29) with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES           1-800/632-2301
ADVISOR SERVICES               1-800/524-4040
RETIREMENT SERVICES            1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days (90 days, effective February 1, 2005). You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.


SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

VALUED INVESTOR PROGRAM

You may be eligible for the Valued Investor Program (VIP) if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800-632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of the Valued Investor Program. Please see page 35 for more information regarding eligibility.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
---------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------


THROUGH YOUR          Contact your investment representative
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------
                      Send written instructions and endorsed
                      share certificates (if you hold share
BY MAIL               certificates) to Investor Services.
                      Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. Be sure to
                      include all necessary signatures and
                      any additional documents, as well as
                      signature guarantees if required.


                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
                      As long as your transaction is for
BY PHONE/ONLINE       $100,000 or less, you do not hold share
                      certificates and you have not changed
1-800/632-2301        your address by phone or online within
                      the last 15 days, you can sell your
franklintempleton.com shares by phone or online. The amount
                      may be higher for members of the Valued
                      Investor Program. Please see page 35
                      for more information regarding eligibility.

                      A check will be mailed to the name(s)
                      and address on the account. Written
                      instructions, with a signature
                      guarantee, are required to send the check
                      to another address or to make it payable
                      to another person.
---------------------------------------------------------------
                      You can call, write, or visit us online to
                      have redemption proceeds sent to a bank account.
                      See the policies at left
                      for selling shares by mail, phone, or online.
BY ELECTRONIC FUNDS
TRANSFER (ACH)        Before requesting to have redemption
                      proceeds sent to a bank account, please
                      make sure we have your bank account
                      information on file. If we do not have
                      this information, you will need to send
                      written instructions with your bank's
                      name and a voided check or savings
                      account deposit slip. If the bank and
                      Fund accounts do not have at least one
                      common owner, you must provide written
                      instructions signed by ALL fund AND
                      bank account owners, and each
                      individual must have his or her
                      signature guaranteed.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time, proceeds
                      sent by ACH generally will be available
                      within two to three business days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
                      fund you are considering.  Prospectuses
BY EXCHANGE           are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number
                      below, or send signed written instructions.
                      You also may place an exchange order online.
                      See the policies at left for
                      selling shares by mail, phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------

FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030,
ST. PETERSBURG, FL 33733-8030
CALL TOLL-FREE: 1-800/632-2301
(MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM



EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

MARKET TIMING GENERALLY. The Fund discourages short-term or excessive trading, often referred to as "market timing," and intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or the Fund's transfer agent and based on that information the Fund or its agents in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's market timing trading policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's market timing trading policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings expose the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets, and in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments which may not be frequently traded.

The Fund is currently using several methods to reduce the risk of market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing trading policy; and
o   assessing a redemption fee for short-term trading

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's market timing trading policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to ensure the redemption fee is assessed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

The Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

ACCOUNT POLICIES

CALCULATING SHARE PRICE

The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 33).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

   o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an ~identically registered money fund account that only requires one registered owner's signature to redeem shares;

   o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

   o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

   o  Purchase Fund shares by debiting a bank account that may be owned by you;
      and

   o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund(s) and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder Servicing and Transfer Agent" in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

                                 Class A Class C
-------------------------------------------------------
Commission (%)               ---          1.00/2
Investment under $100,000    4.00         ---
$100,000 but under $250,000  2.80         ---
$250,000 but under $500,000  2.00         ---
$500,000 but under $1        1.60         ---
million
$1 million or more           up to 0.75/1 ---
12b-1 fee to dealer          0.25/1       0.65/3

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs. For certain retirement plans that do not qualify to buy Class A shares at NAV but that qualify to buy Class A shares with a maximum initial sales charge of 4%, a dealer commission of 3.2% may be paid.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

2. Commission includes advance of the first year's 0.15% 12b-1 service fee. For purchases at NAV, Distributors may pay a prepaid commission.

3.Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

OTHER DEALER COMPENSATION. Distributors may make payments from 12b-1 fees received from the Fund and from its other financial resources, to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
SHAREHOLDER SERVICES  1-800/632-2301    5:30 a.m. to 5:00 p.m.
FUND INFORMATION      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)
RETIREMENT SERVICES   1-800/527-2020    5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES      1-800/524-4040    5:30 a.m. to 5:00 p.m.
INSTITUTIONAL         1-800/321-8563    6:00 a.m. to 4:00 p.m.
SERVICES
TDD (HEARING          1-800/851-0637    5:30 a.m. to 5:00 p.m.
IMPAIRED)
AUTOMATED TELEPHONE   1-800/632-2301    (around-the-clock
SYSTEM                1-800/524-4040    access)
                      1-800/527-2020


FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the independent auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)

Investment Company Act file #811-04706                        406P 01/05









JANUARY 1, 2005

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS ADVISOR CLASS

TEMPLETON GLOBAL BOND FUND

Templeton Income Trust



















[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]



CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

Goal and Strategies ...................... 2

Main Risks ............................... 4

Performance .............................. 8

Fees and Expenses ........................ 10

Management ............................... 11

Distributions and Taxes .................. 15

Financial Highlights ..................... 18




YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND
SERVICES
[End callout]

Qualified Investors ..................... 20

Buying Shares ........................... 24

Investor Services ....................... 26

Selling Shares .......................... 30

Exchanging Shares ....................... 33

Account Policies ........................ 40

Questions ............................... 44


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is current income with capital appreciation and growth of income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in "bonds." "Bonds" include debt securities of any maturity, such as bonds, notes and debentures. Shareholders will be given 60 days' advance notice of any change to the 80% policy. In addition, the Fund's assets will be invested in issuers located in at least three countries (including the U.S.).

[Begin callout]
The Fund invests predominately in bonds issued by companies, governments and government agencies located around the world.
[End callout]

Bonds represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Although the Fund may buy bonds rated in any category, it focuses on "investment grade" bonds. These are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor's Ratings Group (S&P(R)) or Moody's Investors Service (Moody's) or, if unrated, determined by the Fund's manager to be comparable. The Fund may invest up to 25% of its total assets in bonds that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund also may invest a significant portion of its assets in emerging markets.

PORTFOLIO SELECTION

The manager allocates the Fund's assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, short-term bank time deposits, and bankers' acceptances. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

[Begin callout]
Changes in global interest rates affect the prices of the Fund's bonds. If rates rise, the value of the Fund's bonds will fall and so too will the Fund's share price. You could lose money.
[End callout]

INTEREST RATE

When interest rates rise, bond prices fall. The opposite is also true: bond prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

CREDIT

An issuer of bonds may be unable to make interest payments and repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

INCOME

Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

DIVERSIFICATION

The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one or more issuers than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

PORTFOLIO TURNOVER

The manager's attempt to keep the Fund's portfolio of bonds at an optimum level of interest rate sensitivity may cause the Fund's portfolio turnover rate to be high. High turnover will increase the Fund's transaction costs and may increase your tax liability.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1,2

[Insert bar graph]


-3.58%  18.21%   11.20%   2.69%   5.68%   -4.70%  3.06%   4.44%   20.23%  21.64%
  94     95        96      97      98       99     00      01       02      03
                                      YEAR


Best Quarter:                             Q2 '03     9.10%
Worst Quarter:                            Q1 '94     -3.51%


1. As of September 30, 2004, the Fund's year-to-date return was 4.05% for Advisor Class shares.

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003

                                          1 YEAR  5 YEARS  10 YEARS
--------------------------------------------------------------------
Templeton Global Bond Fund - Advisor
Class/2
Return Before Taxes                       21.64%   8.45%    7.51%
Return After Taxes on Distributions       18.87%   6.14%    5.13%
Return After Taxes on Distributions and   13.92%   5.73%    4.91%
Sale of Fund Shares
Citigroup World Government Bond Index/3   14.91%   5.75%    6.79%
(index reflects no deduction for fees,
expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

2. Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.
3. Source: Standard & Poor's Micropal (Citigroup World Government Bond Index). The unmanaged Citigroup World Government Bond Index (WGBI) tracks the performance of government bond markets in 18 countries. It includes fixed-rate U.S. and foreign government bonds with remaining maturities of one year or more. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      ADVISOR CLASS
--------------------------------------------------------------------
Maximum sales charge (load) imposed on                None
purchases
Redemption fee on shares sold within 7                2.00%
calendar days following their purchase date
--------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                      ADVISOR CLASS
--------------------------------------------------------------------
Management fees                                       0.46%
Distribution and service (12b-1) fees                 None
Other expenses (including administration              0.42%
fees)
                                              ----------------------
Total annual Fund operating expenses                  0.88%
--------------------------------------------------------------------

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year;
o  The Fund's operating expenses remain the same; and
o  You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
   $90      $281      $488    $1,084

MANAGEMENT

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the Company) claiming violations of the Massachusetts Uniform Securities Act (Massachusetts Act) with respect to an alleged arrangement to permit market timing (the Mass. Proceeding). On September 20, 2004, Franklin Resources, Inc. announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. (Advisers) and Franklin Templeton Alternative Strategies, Inc. (FTAS), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to the Mass. Proceeding. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS have consented to the entry of a cease and desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the Securities and Exchange Commission described below.

On November 19, 2004, the Company reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004. The second complaint alleged that the Company's Form 8-K filing describing the original settlement failed to state the company had admitted the Statements of Fact portion of the settlement order when it stated, "Franklin did not admit or deny engaging in any wrongdoing." As a result of the November 19, 2004 settlement with the State of Massachusetts, the Company filed a new Form 8-K. The terms of the original settlement did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, the Company announced that Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors has agreed to pay $2 million as a civil penalty, $14 million to Franklin Templeton funds and $2 million to the CAGO.

The Company, in addition to most of the mutual funds within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, as well as certain of the mutual funds' trustees/directors, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by the mutual funds. These lawsuits seek damages of unspecified amounts. The Company believes that the claims made in the lawsuits are without merit and it intends to defend vigorously against the allegations. It is anticipated that additional similar civil actions related to the matters described above may be filed in the future.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) had reached a settlement with the U.S. Securities and Exchange Commission (SEC) that resolved an SEC investigation of market timing activity in the Franklin Templeton Investments funds. As part of the settlement, on August 2, 2004, the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's August Order, Advisers, while neither admitting nor denying any of the findings therein, has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. Because the distribution methodology has not yet been developed, it is presently not possible to say which particular funds will be determined to have been affected or which particular groups of fund shareholders will receive distributions or in what proportion and amounts.

In the August Order, the SEC notes that the Company has generally sought to detect, discourage and prevent market timing in its funds and began to increase its efforts to control market timing in 1999. The August Order also requires Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;
o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and
o Retain an Independent Distribution Consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

On December 13, 2004, the Company announced that it reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. The settlement agreement relates to an order (December Order) the SEC issued instituting administrative and cease-and-desist proceedings, making findings, and imposing remedial sanctions against Distributors and Advisers. In connection with this settlement, Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of Fund shares, and to make additional disclosures in the Fund's Prospectus and Statement of Additional Information.

Under the terms of the SEC's December Order, Advisers and Distributors, while neither admitting nor denying any of the findings therein, agreed to pay $20 million as a civil penalty, and $1 as restitution to be distributed to Franklin Templeton funds in accordance with a plan to be developed by an Independent Distribution Consultant. Because the distribution methodology has not yet been developed, it is presently not possible to say which particular funds will be determined to have been affected or will receive distributions or in what proportion and amounts.

These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."

Advisers, One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $388 billion in assets.

The team responsible for the Fund's management is:

ALEXANDER C. CALVO, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Calvo has been a manager of the Fund since 1998. He joined
Franklin Templeton Investments in 1995.

MICHAEL HASENSTAB, PORTFOLIO MANAGER/RESEARCH ANALYST OF ADVISERS
Mr. Hasenstab has been an analyst of the Fund since 2001. He joined Franklin Templeton Investments in 1995.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended August 31, 2004, the Fund paid 0.46% of its average daily net assets to the manager for its services.


DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

The Fund intends to pay an income dividend monthly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from non-resident alien withholding taxes because they are interest-related or short-term capital gain dividends. (See the discussion below for "Non-U.S. Investors.") Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 20th at the Fund's current NAV of $10 per share, and the Fund makes a capital gain distribution on December 21st of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets). A small portion of the income dividends paid to you may be qualified dividends eligible for taxation by individuals at long-term capital gain rates, so long as you meet certain holding period requirements.

SALES OF FUND SHARES. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the SAME Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by the Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by the Fund from U.S. source interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by the Fund in its fiscal years beginning on September 1, 2005 and ending on August 31, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from the Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes the Fund pays on its investments may be passed through to you as a foreign tax credit. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.


FINANCIAL HIGHLIGHTS

This table presents the financial performance for the Advisor Class for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. . This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

ADVISOR CLASS                YEAR ENDED AUGUST 31,
---------------------------------------------------------------------
                             2004     2003    2002    2001    2000
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning     9.38     8.39    8.01    8.04    8.81
of year
                            -----------------------------------------
   Net investment income/1      .40      .40    .45/3    .58     .63
   Net realized and             .84     1.11    .50/3    .01   (.77)
   unrealized gains
   (losses)
                            -----------------------------------------
Total from investment          1.24     1.51     .95     .59   (.14)
operations
                            -----------------------------------------
  Distributions from          (.64)    (.52)   (.41)   (.20)   (.62)
  net    investment income
  Distributions from net          -                            (.01)
  realized gains
  Tax return of capital           -        -   (.16)   (.42)       -
                            -----------------------------------------
Total distributions           (.64)    (.52)   (.57)   (.62)   (.63)
                            -----------------------------------------
Redemption fees                  -/2       -       -       -       -
                            -----------------------------------------
Net asset value, end of        9.98     9.38    8.39    8.01    8.04
year
                            -----------------------------------------
Total return (%)              13.43    18.35   12.37    7.79  (1.65)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($  117,398   50,480  12,014     289     413
x 1,000)
Ratios to average net
assets: (%)
   Expenses                     .88      .85     .96    1.09     .98
   Net investment income       4.05     4.36   5.52/3   7.33    7.28
Portfolio turnover rate (%)   31.48    63.64   57.71  101.11  179.84

1. Based on average daily shares outstanding.
2. Amount is less than $.001 per share.
3. Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities as required. The effect of this change was as follows:

      Net investment income per share                           $(.12)
      Net realized and unrealized gains/(losses) per share        .12
      Ratio of net investment income to average net assets      (1.43)%
      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


YOUR ACCOUNT

QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the Fund.

o Registered investment advisors on behalf of their clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996. Minimum initial investment: $1,000

o Registered investment advisors who buy on behalf of their clients through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc.
   (Distributors). Minimum initial investment: $1,000

o A registered investment adviser (RIA) who buys through a broker-dealer or trust company sponsored mutual fund trading platform on behalf of clients who have entered into a comprehensive fee or other advisory fee arrangement with the RIA, provided that the RIA is not an affiliated or associated person of the firm sponsoring the mutual fund trading platform and such broker has entered into an agreement with Distributors that authorizes the sale of Fund shares through the trading platform. Minimum initial investment: $100,000 for an individual client or $250,000 for multiple clients.

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan)

o  Each series of the Franklin Templeton Fund Allocator Series.
   Minimum initial investment: $1,000

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, the Franklin Floating Rate Trust and the Franklin Mutual Recovery Fund. They do not include the Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
 [End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Accounts managed by Franklin Templeton Investments. No initial minimum investment.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with retirement plan assets of $100 million or more, or (ii) with retirement plan assets of $20 million or more and who has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services or is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services. No initial minimum investment.

o Trust companies and bank trust departments initially investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants , in the case of certain retirement plans, have full or shared investment discretion. Minimum initial investment: $1 million.

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.

o Individual investors. Minimum initial investment: $5 million. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust, or foundation. Minimum initial investment: $5 million. For minimum investment purposes accounts eligible for cumulative quantity discount or under a letter of intent may combine all eligible shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

BUYING SHARES

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 26). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
---------------------------------------------------------------------
                        OPENING AN ACCOUNT       ADDING TO AN ACCOUNT
---------------------------------------------------------------------


THROUGH YOUR            Contact your investment  Contact your
INVESTMENT              representative           investment
REPRESENTATIVE                                   representative
---------------------------------------------------------------------
                        If you have another      Before requesting a
                        Franklin Templeton fund  telephone or online
BY PHONE/ONLINE         account with your bank   purchase into an
                        account information on   existing account,
(Up to $100,000         file, you may open a     please make sure we
per shareholder         new account by phone.    have your bank account
per day)                At this time, a new      information on file.
                        account may not be       If we do not have this
1-800/632-2301          opened online.           information, you will
                                                 need to send written
franklintempleton.com   To make a same day       instructions with your
                        investment, your phone   bank's name and
                        order must be received   address and a voided
NOTE: (1) CERTAIN       and accepted by us by    check or savings
ACCOUNT TYPES ARE       1:00 p.m. Pacific time   account deposit slip.
NOT AVAILABLE FOR       or the close of the New  If the bank and Fund
ONLINE ACCOUNT          York Stock Exchange,     accounts do not have
ACCESS AND (2) THE      whichever is earlier.    at least one common
AMOUNT MAY BE                                    owner, your written
HIGHER FOR MEMBERS                               request must be signed
OF THE VALUED                                    by ALL fund AND bank
INVESTOR PROGRAM.                                account owners, and
PLEASE SEE PAGE 29                               each individual must
FOR MORE                                         have his or her
INFORMATION                                      signature guaranteed.
REGARDING
ELIGIBILITY.                                     To make a same day
                                                 investment, your phone
                                                 or online order must
                                                 be received and accepted
                                                 by us by 1:00 p.m.
                                                 Pacific time or the
                                                 close of the New York
                                                 Stock Exchange, whichever
                                                 is earlier.
---------------------------------------------------------------------
                        Make your check payable  Make your check
                        to Templeton Global      payable to Templeton
                        Bond Fund.               Global Bond Fund.
BY MAIL                                          Include your account
                        Mail the check and your  number on the check.
                        signed application to
                        Investor Services.       Fill out the deposit
                                                 slip from your account
                                                 statement. If you do
                                                 not have a slip,
                                                 include a note with
                                                 your name, the Fund
                                                 name, and your
                                                 account number.

                                                 Mail the check and
                                                 deposit slip or
                                                 note to Investor
                                                 Services.
---------------------------------------------------------------------
                        Call to receive a wire Call to receive a wire control number and wire control number and
                        instructions.            wire instructions.

BY WIRE                 Wire the funds and mail  To make a same day
                        your signed application  wire investment, the
1-800/632-2301          to Investor Services.    wired funds must be
(or 1-650/312-2000      Please include the wire  received and accepted
collect)                control number or your   by us by 1:00 p.m.
                        new account number on    Pacific time or the
                        the application.         close of the New York
                                                 Stock Exchange,
                        To make a same day wire
                        whichever is earlier.
                        investment,  the wired
                        funds must be received
                        and accepted by us by 1:00
                        p.m. Pacific time or the
                        close of the New York
                        Stock Exchange,
                        whichever is earlier.
---------------------------------------------------------------------
                        Call Shareholder         Call Shareholder
                        Services at              Services at
BY EXCHANGE             1- 800/632-2301, or      1-800/632-2301, or
                        send signed written      send signed written
franklintempleton.com   instructions. You also   instructions. You also
                        may place an online      may place an online
                        exchange order. The      exchange order.
                        automated telephone
                        system cannot be used    (Please see page 33
                        to open a new account.   for information on
                                                 exchanges.)

                        (Please see page 33
                        for information on
                        exchanges.)
---------------------------------------------------------------------

               FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030,
                                      ST. PETERSBURG, FL 33733-8030
                                     CALL TOLL-FREE: 1-800/632-2301
       (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
               OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT
                                              FRANKLINTEMPLETON.COM


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES           1-800/632-2301
ADVISOR SERVICES               1-800/524-4040
RETIREMENT SERVICES            1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days (90 days, effective February 1, 2005). You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

VALUED INVESTOR PROGRAM

You may be eligible for the Valued Investor Program (VIP) if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800-632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a
   registered owner
o  you want to send your proceeds somewhere other     than the
   address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of the Valued Investor Program. Please see page 29 for more information regarding eligibility.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
----------------------------------------------------------
                        TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------

THROUGH YOUR            Contact your investment
INVESTMENT              representative
REPRESENTATIVE
----------------------------------------------------------
                        Send written instructions and
                        endorsed share certificates (if you
BY MAIL                 hold share certificates) to Investor
                        Services. Corporate, partnership or
                        trust accounts may need
                        to send additional documents.

                        Specify the Fund, the account number
                        and the dollar value or
                        number of shares you wish to sell.
                        Be sure to include all
                        necessary signatures and any additional
                        documents, as well as signature
                        guarantees if required.

                        A check will be mailed to the name(s)
                        and address on the account, or
                        otherwise according to your written
                        instructions.
----------------------------------------------------------
                        As long as your transaction is for
                        $100,000 or less, you do not hold
BY PHONE/ONLINE         share certificates and you have not
                        changed your address by phone or
1-800/632-2301          online within the last 15 days, you
                        can sell your shares by phone or
                        online. The amount may be higher for
 franklintempleton.com  members of the Valued Investor
                        Program. Please see page 29 for more
                        information regarding eligibility.

                        A check will be mailed to the name(s)
                        and address on the account. Written
                        instructions, with a signature guarantee,
                        are required to send the check to another
                        address or to make it payable to
                        another person.
----------------------------------------------------------
                        You can call, write, or visit us
                        online to have redemption proceeds
BY ELECTRONIC FUNDS     sent to a bank account. See the
TRANSFER (ACH)          policies at left for selling shares
                        by mail, phone, or online.

                        Before requesting to have redemption
                        proceeds sent to a bank account, please
                        make sure we have your bank account
                        information on file. If we do not have
                        this information, you will need to send
                        written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                        If we receive your request in proper
                        form by 1:00 p.m. Pacific time, proceeds
                        sent by ACH generally will be
                        available within two to three business days.
----------------------------------------------------------

                        Obtain a current prospectus for the
                        fund you are considering.
BY EXCHANGE             Prospectuses are available online at
                        franklintempleton.com.

                        Call Shareholder Services at the number
                        below or send signed written instructions.
                        You also may place an exchange order
                        online. See the policies at left for
                        selling shares by mail,  phone, or online.

                        If you hold share certificates, you will
                        need to return them to the Fund before your
                        exchange can be processed.
----------------------------------------------------------

FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030,
ST. PETERSBURG, FL 33733-8030
CALL TOLL-FREE: 1-800/632-2301
(MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT
FRANKLINTEMPLETON.COM

EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law..

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

MARKET TIMING GENERALLY. The Fund discourages short-term or excessive trading, often referred to as "market timing," and intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or the Fund's transfer agent and based on that information the Fund or its agents in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's market timing trading policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's market timing trading policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings expose the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets, and in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments which may not be frequently traded.

The Fund is currently using several methods to reduce the risk of market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing trading policy; and
o   assessing a redemption fee for short-term trading

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's market timing trading policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to ensure that the redemption fee is assessed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

The Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

ACCOUNT POLICIES

CALCULATING SHARE PRICE

The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 27).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin
Templeton Distributors, Inc. from its own resources.

QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME       TELEPHONE NUMBER  THROUGH FRIDAY)
----------------------------------------------------------------------
SHAREHOLDER SERVICES  1-800/632-2301    5:30 a.m. to 5:00 p.m.
FUND INFORMATION      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)
RETIREMENT SERVICES   1-800/527-2020    5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES      1-800/524-4040    5:30 a.m. to 5:00 p.m.
INSTITUTIONAL         1-800/321-8563    6:00 a.m. to 4:00 p.m.
SERVICES
TDD (HEARING          1-800/851-0637    5:30 a.m. to 5:00 p.m.
IMPAIRED)
AUTOMATED TELEPHONE   1-800/632-2301    (around-the-clock access)
SYSTEM                1-800/524-4040
                      1-800/527-2020


FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the independent auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)


Investment Company Act file #811-04706                        406 PA 01/05








TEMPLETON GLOBAL BOND FUND
TEMPLETON INCOME TRUST
CLASS A & C

STATEMENT OF ADDITIONAL INFORMATION
JANUARY 1, 2005

[Insert Franklin Templeton Investments logo]


P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated January 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended August 31, 2004, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goal, Strategies and Risks                  2
Officers and Trustees                      11
Proxy Voting Policies and Procedures       17
Management and Other Services              18
Portfolio Transactions                     21
Distributions and Taxes                    21
Organization, Voting Rights
 and Principal Holders                     26
Buying and Selling Shares                  26
Pricing Shares                             33
The Underwriter                            33
Performance                                35
Miscellaneous Information                  39
Description of Ratings                     39

-------------------------------------------------------------------------------
8MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------
   o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
      FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

   o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
      BANK;

   o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
      PRINCIPAL.


GOAL, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is current income with capital appreciation and growth of income.

The Fund may not:

1.Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from purchasing or selling securities secured by real estate or interests therein or securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein.

2.Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

3.Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

4.Issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

5.Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any rules or exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

6.Invest more than 25% of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7.Borrow money, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund may not invest more than 25% of its total assets in non-investment grade securities (rated lower than BBB by Standard & Poor's Ratings Group (S&P(R)) or Baa by Moody's Investors Service (Moody's)).

The Fund may invest up to 15% of its net assets in illiquid securities.

The Fund also may be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of fund total assets:

      "small portion"       less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"           80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The Fund tries to achieve its goal by investing mainly in the debt securities of companies, governments and their agencies located anywhere in the world, including emerging markets.

Although the Fund's principal investments are in debt securities, it also may invest in equity securities, including preferred stock and common stocks that pay dividends; income-producing securities convertible into common stock; and American, European and Global Depositary Receipts.

The Fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. However, the Fund intends to invest no more than 50% of its total assets in emerging markets.

The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Distributions and Taxes." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. government securities and the securities of investment companies are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified company, and may be more susceptible to any single economic, political or regulatory occurrence, an investment in the Fund may present greater risk to an investor than an investment in a diversified investment company.

The value of your shares will increase as the value of the investments owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) are debt securities that are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other issuers in the U.S. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO. Conversely, in periods of rising interest rates, prepayments decrease and the effective maturity of the pool increases.

COMMERCIAL PAPER Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.

Because the Fund invests primarily in debt securities, changes in interest rates in any country where the Fund invests will affect the value of the Fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the market value of a debt security to decrease, having a negative effect on the value of the Fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk.

The average maturity of the debt securities in the Fund's portfolio will fluctuate depending upon the manager's judgment as to future interest rate changes.

LOWER-RATED SECURITIES. Although they may offer higher yields than do higher rated securities, high risk, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities also may make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations generally are available on many low rated or unrated securities only from a limited number of dealers, and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment goal may, to the extent of its investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses seeking recovery.

The Fund may accrue and report interest income on high yield bonds, such as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, and to be relieved of federal tax liabilities, the Fund must distribute substantially all of its net income and gains to shareholders (see "Distributions and Taxes") generally on an annual basis. Thus, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash in order to satisfy the distribution requirement.

DEPOSITARY RECEIPTS are interests in a pool of securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts or European Depositary Receipts).

DERIVATIVE SECURITIES are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. To the extent the Fund enters into these transactions, their success will depend upon the manager's ability to predict pertinent market movements.

FUTURES CONTRACTS. Although the Fund has the authority to buy and sell financial futures contracts, it currently does not intend to enter into such transactions. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. Currently, futures contracts are available on several types of fixed-income securities including:
U.S. Treasury bonds, notes and bills, commercial paper and certificates of deposit.

Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Fund also may buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the Fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the contract will be segregated by appropriate notation on the books of the Fund or its custodian. When selling a stock index futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract or, in the case of a stock index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian). The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts.

OPTIONS ON SECURITIES, INDICES AND FUTURES. Although the Fund has the authority to sell covered put and call options and buy put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and in the over-the-counter markets, it does not currently intend to enter into such transactions.

An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Fund may write a call or put option only if the option is "covered." A call option on a security or futures contract written by the Fund is "covered" if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated by appropriate notation on the books of the Fund or its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if the Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. government securities segregated by appropriate notation on it books. A put option on a security or futures contract written by the Fund is "covered" if the Fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, if the option is exercised, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund also may buy put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, its loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund's security holdings being hedged.

The Fund may buy call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates buying in the future. Similarly, the Fund may buy call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When buying call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise as anticipated.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by the Fund, as well as the cover for options written by the Fund, are considered not readily marketable and are subject to the Fund's limitation on investments in securities that are illiquid.

Some of the risks involved in stock index futures transactions relate to the Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. The Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by the Fund for hedging purposes also depends upon the manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If the Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, the Fund may, but is not obligated to, enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Fund also may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund may, from time to time, enter into forward foreign currency exchange contracts (forward contracts) to attempt to reduce the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, when the Fund believes that a foreign currency may experience a substantial movement against another currency, it may enter into a forward contract to buy or sell, as appropriate, an amount of the foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" because, in connection with the Fund's forward contracts, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment. Accordingly, the Fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under its forward contracts. The segregated account will be marked-to-market on a daily basis. Although the Commodity Futures Trading Commission does not currently regulate these contracts, it may in the future assert such regulatory authority. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies (foreign currency futures). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners also may participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights. Equity securities also may include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks that are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

FOREIGN SECURITIES The Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted to the extent that they are not readily marketable. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies generally are not subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. From time to time, trading in a foreign market may be interrupted and the Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

EMERGING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many of the countries in which the Fund may invest have experienced substantial, and during some periods extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund shareholders.

RUSSIAN SECURITIES. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;
(c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated with obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. Although the Fund will endeavor to ensure that its interest continues to be appropriately recorded either by itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 50 shareholders owning common shares is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Russian tax law and practice is not as clearly established as those of developed countries and is still undergoing reforms. In practice, tax laws, their interpretation and implementation may be changed instantly and sometimes even retroactively. Accordingly, there is a possibility that the Fund may become subject to taxation within Russia that is not anticipated either at the present time or when investments are considered, made, or disposed of. No assurance can be given that the Fund will benefit from the current double tax treaties that Russia has with other countries. Certain incidents show that historical tax-related issues and liability may substantially influence the capitalization of Russian issuers and therefore, the value of investments in Russian securities made by the Fund.

CURRENCY. The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Fund may be affected unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest also may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% (for loaned securities issued in the U.S.) or 105% (for loaned securities issued outside the U.S.) of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities typically are organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments typically are sold in private placement transactions, and there currently is no active trading market for structured investments. However, the Fund will only invest in publicly distributed structured investments. To the extent such investments are illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include (1) U.S. government securities maturing in 13 months or less; (2) commercial paper; (3) bank time deposits with less than seven days remaining to maturity; and (4) bankers' acceptances. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

U.S. GOVERNMENT SECURITIES are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Some of the Fund's investments may include securities issued by other U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac. ALTHOUGH FANNIE MAE AND FREDDIE MAC ARE CHARTERED BY ACTS OF CONGRESS, THEIR SECURITIES ARE BACKED ONLY BY THE CREDIT OF THE RESPECTIVE INSTRUMENTALITY AND ARE NOT ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT.

WHEN-ISSUED SECURITIES New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund will not accrue any income on these securities prior to delivery. The Fund will segregate by appropriate notation on the books of the Fund or its custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Trust has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                      NUMBER
                                       OF
                                     PORTFOLIOS
  NAME, AGE                          IN FUND
 AND ADDRESS               LENGTH    COMPLEX         OTHER
                           OF TIME   OVERSEEN    DIRECTORSHIPS
                POSITION    SERVED   BY BOARD        HELD
                                      MEMBER*
-----------------------------------------------------------------
Harris J.     Trustee      Since     142       Director, Bar-S
Ashton (72)                1992                Foods (meat
500 East                                       packing company).
Broward
Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
Frank J. Crothers    Trustee  Since     21        None
(60)                          2003
500 East Broward
Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holding Ltd.; Director and Vice
Chairman, Caribbean Utilities Co. Limited; Director, Provo
Power Company Ltd.;  director of various other business and
nonprofit organizations; and FORMERLY, Chairman, Atlantic
Equipment & Power Ltd. (1977-2003).
-----------------------------------------------------------------
S. Joseph             Trustee    Since       143       None
Fortunato 1992
(72)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
-----------------------------------------------------------------
Edith E.      Trustee      Since     98        Director,
Holiday (52)               2001                Amerada Hess
500 East                                       Corporation
Broward                                        (exploration and
Blvd.                                          refining of oil
Suite 2100                                     and gas); H.J.
Fort                                           Heinz Company
Lauderdale,                                    (processed foods
FL 33394-3091                                  and allied
                                               products); RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium); and
                                               Canadian
                                               National Railway
                                               (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
Gordon S.     Trustee      Since     142       Director, White
Macklin (76)               1993                Mountains
500 East                                       Insurance Group,
Broward                                        Ltd. (holding
Blvd.                                          company); Martek
Suite 2100                                     Biosciences
Fort                                           Corporation;
Lauderdale,                                    MedImmune, Inc.
FL 33394-3091                                  (biotechnology);
                                               and
                                               Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group
(investment banking) (1987-1992); and President, National
Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------
Fred R.       Trustee      Since     28        None
Millsaps (75)              1990
500 East
Broward
Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------
Frank A.      Trustee      Since     21        Director, White
Olson                      2003                Mountains
(72)                                           Insurance Group
500 East                                       Ltd. (holding
Broward                                        company);
Blvd.                                          Amerada Hess
Suite 2100                                     Corporation
Fort Lauderdale,                               (exploration and
FL 33394-3091                                  refining of oil
                                               and gas); and
                                               Sentient Jet (private jet
                                               service); and FORMERLY, Director,
                                               Becton Dickinson and Co. (medical
                                               technology), Cooper Industries,
                                               Health Net (formerly, Foundation
                                               Health), The Hertz Corporation,
                                               Pacific Southwest Airlines, The
                                               RCA Corporation, Unicom
                                               (formerly, Commonwealth Edison)
                                               and UAL Corporation (airlines).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-1999); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------
Constantine   Trustee      Since     21        None
D.                         2003
Tseretopoulos
(50)
500 East
Broward Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
  NAME, AGE     POSITION   LENGTH    NUMBER          OTHER
 AND ADDRESS               OF TIME    OF          DIRECTORSHIPS
                           SERVED   PORTFOLIOS       HELD
                                     IN FUND
                                      COMPLEX
                                     OVERSEEN
                                     BY BOARD
                                      MEMBER*
-----------------------------------------------------------------
**Nicholas    Trustee      Since     21        Director,
F. Brady (74)              1993                Amerada Hess
500 East                                       Corporation
Broward Blvd                                   (exploration and
Suite 2100                                     refining of oil
Fort Lauderdale,                               and gas); and
FL 33394-3091                                  C2, Inc.
                                               (operating and
                                               investment
                                               business); and
                                               FORMERLY,
                                               Director, H.J.
                                               Heinz Company
                                               (processed foods
                                               and allied
                                               products)
                                               (1987-1988;
                                               1993-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby Technology Ventures Group,
LLC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund;
and FORMERLY, Chairman, Templeton Emerging Markets Investment Trust PLC (until 2003), Secretary of the United States
Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
-----------------------------------------------------------------
**Charles B.   Trustee,     Trustee   142       None
Johnson (71)   Chairman of  and Vice
One Franklin   the Board    President
Parkway        and          since
San Mateo,     Vice         1992 and
CA 94403-1906  President    Chairman
                            of the
                            Board
                            since
                            1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
Harmon E.     Vice         Since         Not          None
Burns (59)    President    1996      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------
James M.      Chief        Since         Not           None
Davis         Compliance   July      Applicable
(52)          Officer      2004
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc., and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------
Jeffrey A.    Vice         Since        Not              None
Everett (40)  President    2001      Applicable
PO Box
N-7759
Lyford Cay,
Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
-----------------------------------------------------------------
Martin L.     Vice         Since        Not               None
Flanagan (44) President    1990      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Jimmy D.      Senior Vice   Since         Not               None
Gambill (57)  President     2002        Applicable
500 East      and Chief
Broward       Executive
Blvd.         Officer
Suite 2100    -Finance and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.      Vice         Since         Not               None
Goss (57)     President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------
Barbara J.    Vice         Vice           Not               None
Green (57)    President    President  Applicable
One Franklin               since
Parkway                    2000
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------
Rupert H.     Vice         Since        Not              None
Johnson, Jr.  President    1996      Applicable
(64)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
John R. Kay   Vice         Since       Not                  None
(64)          President    1994      Applicable
500 East
Broward
Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group,
Inc.
-----------------------------------------------------------------
Michael O.    Vice         Since     Not       Director, FTI
Magdol (67)   President -  2002    Applicable  Banque, Arch
600 Fifth     AML                              Chemicals, Inc.
Avenue        Compliance                       and Lingnan
Rockefeller                                    Foundation.
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Christopher   President    Since       Not           None
J. Molumphy   and Chief    2002      Applicable
(42)          Executive
One Franklin  Officer -
Parkway       Investment
San Mateo,    Management
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
Robert C.     Secretary    Since        Not             None
Rosselot                   December  Applicable
(44)                       2004
500 East
Broward
Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Corporate Counsel and Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel LLC and Fiduciary Trust International of the South; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Assistant General Counsel, The Prudential Insurance Company of America (1997-2001).
-----------------------------------------------------------------
Gregory R.    Treasurer    Since         Not               None
Seward (48)                October   Applicable
500 East                   2004
Broward Blvd.
Suite 2100 Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
-----------------------------------------------------------------
Murray L.     Vice         Since        Not                 None
Simpson (67)  President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until
1999).
-----------------------------------------------------------------
Galen G.      Chief        Since            Not             None
Vetter (53)   Financial    May 2004      Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services, LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members an annual retainer of $2,000 and a fee of $200 per board meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.


                      TOTAL FEES      TOTAL FEES      NUMBER OF BOARDS
                       RECEIVED      RECEIVED FROM       IN FRANKLIN
                       FROM THE        FRANKLIN           TEMPLETON
        NAME           TRUST/1 ($)    TEMPLETON        INVESTMENTS ON
                                     INVESTMENTS/2 ($)   WHICH EACH
                                                          SERVES/3
-----------------------------------------------------------------------
Harris J. Ashton        3,000           370,099             46
Frank J. Crothers       1,824           138,500             15
S. Joseph Fortunato     3,000           372,100             47
Andrew H. Hines, Jr./4  1,223               N/A            N/A
Edith E. Holiday        3,000           360,527             33
Betty P. Krahmer/5      1,800            26,900            N/A
Gordon S. Macklin       3,000           368,100             46
Fred R. Milsaps         3,071           140,500             17
Frank A. Olson          1,824           147,250             15
Constantine D.          1,824           140,500             15
Tseretopoulos

1. For the fiscal year ended August 31, 2004.
2. Estimated for the calendar year ended December 31, 2004.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Retired December 31, 2003.
5. Retired February 24, 2004.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2003.

INDEPENDENT BOARD MEMBERS
----------------------------------------------------------------------
                                                   AGGREGATE DOLLAR
                                                   RANGE OF EQUITY
                                                  SECURITIES IN ALL
                                                  FUNDS OVERSEEN BY
                              DOLLAR RANGE OF    THE BOARD MEMBER IN
   NAME OF BOARD MEMBER    EQUITY SECURITIES IN      THE FRANKLIN
                                 THE FUND           TEMPLETON FUND
                                                       COMPLEX
----------------------------------------------------------------------
Harris J. Ashton$50,001 -      Over $100,000
         $100,000
----------------------------------------------------------------------
Frank J. Crothers                  None             Over $100,000
----------------------------------------------------------------------
S. Joseph Fortunato              Over $100,000      Over $100,000
----------------------------------------------------------------------
Edith E. Holiday                   None             Over $100,000
----------------------------------------------------------------------
Gordon S. Macklin                  None             Over $100,000
----------------------------------------------------------------------
Fred R. Millsaps                   None             Over $100,000
----------------------------------------------------------------------
Frank A. Olson                     None             Over $100,000
----------------------------------------------------------------------
Constantine D.                     None             Over $100,000
Tseretopoulos
----------------------------------------------------------------------

INTERESTED BOARD MEMBERS
----------------------------------------------------------------------
                                                   AGGREGATE DOLLAR
                                                   RANGE OF EQUITY
                                                  SECURITIES IN ALL
                                                  FUNDS OVERSEEN BY
                             DOLLAR RANGE OF     THE BOARD MEMBER IN
  NAME OF BOARD MEMBER     EQUITY SECURITIES IN      THE FRANKLIN
                                 THE FUND           TEMPLETON FUND
                                                       COMPLEX
-----------------------------------------------------------------------
Nicholas F. Brady                  None             Over $100,000
----------------------------------------------------------------------
Charles B. Johnson          $10,001 - $50,000       Over $100,000
----------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit and the Nominating Committees are comprised of the following Independent Trustees of the Trust: Frank J. Crothers, Frank A. Olson, Fred R. Millsaps and Constantine D. Tseretopoulos. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Edith E. Holiday, Frank J. Crothers and Gordon S. Macklin.

The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 33030 St. Petersburg, FL 33733-8030

During the fiscal year ended August 31, 2004, the Audit Committee met three times and the Nominating Committee met five times.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------


The board of trustees of the Trust has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders..


The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Bahamas, Belgium, Brazil, Canada, China, France, Germany, Holland (The Netherlands), Hong Kong, India, Ireland, Italy, Japan, Luxembourg, Poland, Russia, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, Turkey, United Arab Emirates, United Kingdom and the United States.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance, and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Fund was considered in reference to a peer group of global income funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to global income funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Fund in relation to those within the relevant peer group of global income funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on, the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.

MANAGEMENT FEES The Fund pays the manager a fee equal to an annual rate of:

   o 0.50% of the value of average daily net assets up to and including $200 million;
   o 0.45% of the value of average daily net assets over $200 million and not over $1.3 billion; and
   o  0.40% of the value of average daily net assets in excess of $1.3 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended August 31, the Fund paid the following management fees:

               MANAGEMENT FEES PAID ($)
-------------------------------------------
2004                   3,182,306
2003                   1,872,036
2002                   1,013,915

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the Fund to provide certain administrative services and facilities for the Fund. FT ~Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Fund pays FT Services a fee equal to an annual rate of:

o 0.15% of the Fund's average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion;
  and
o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended August 31, the Fund paid FT Services the following administration fees:

             ADMINISTRATION FEES PAID ($)
 ------------------------------------------
 2004                  942,075
 2003                  561,613
 2002                  304,168

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 33030, St. Petersburg, FL 33733-8030.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN JPMorgan Chase Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Fund's assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent auditor. The Independent Registered Public Accounting Firm audits the financial statements included in the Fund's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services do not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended August 31, the Fund paid the following brokerage commissions:

              BROKERAGE COMMISSIONS ($)
 ------------------------------------------
 2004                 6,108
 2003                     0
 2002                     0

For the fiscal year ended August 31, 2004, the Fund paid brokerage commissions of $6,108 from aggregate portfolio transactions of $1,213,170 to brokers who provided research services.

As of August 31, 2004, the Fund did not own securities of its regular broker-dealers.

DISTRIBUTIONS AND TAXES

MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials at the end of this section on "Distributions and Taxes" for more information on qualified, interest-related and short-term capital gain dividends.

DISTRIBUTIONS OF CAPITAL GAINS The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

INVESTMENTS IN FOREIGN SECURITIES The next four paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

PASS-THROUGH OF FOREIGN TAX CREDITS. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

You should be aware that under the provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (2003 Tax Act), your use of foreign dividends, designated by the Fund as dividends from qualifying foreign corporations and subject to reduced rates of taxation on dividend income, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends, interest-related dividends, short-term capital gain dividends or capital gain distributions (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
   o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
   o You sell some or all of your original shares within 90 days of their purchase, and
   o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by the Fund to non-U.S. investors. The American Jobs Creation Act of 2004 (2004 Tax Act) generally exempts from U.S. withholding tax dividends of U.S. source interest income and net short-term capital gains to the same extent that such income and gains would be exempt if earned directly by the non-U.S. investor. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Interest-related dividends paid by the Fund from qualified interest income are not subject to U.S. tax when paid to a non-U.S. investor unless such income is either effectively connected with a U.S. trade or business or the investor fails to certify that they are not a U.S. person. The aggregate amount the Fund may designate as an interest-related dividend is limited to the Fund's qualified net interest income, which equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: 1) bank deposit interest, 2) short-term original issue discount (OID), 3) interest (including OID, market or acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or partner), and 4) any interest-related dividend passed through from another regulated investment company.

The 2004 Tax Act further exempts from U.S. withholding tax ordinary dividends paid by the Fund from net short-term capital gains (short-term capital gain dividends). Capital gain distributions paid by the Fund from net long-term capital gains are also generally exempt from U.S. withholding tax. These short-term capital gain dividends and capital gain distributions (other than certain gains realized on the disposition of U.S. real property interests) are exempt from a U.S. withholding tax unless:
the gain is effectively connected with the conduct of a trade or business in the United States, in which case the non-U.S. investor is taxable in the U.S. on a net basis, or you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

In addition, any dividends, distributions and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if the investor fails to properly certify that they are not a U.S. person. See the discussion below for BACKUP WITHHOLDING.

These interest-related and short-term capital gain dividend withholding tax exemptions are effective for dividends paid with respect to income earned by the Fund in its fiscal years beginning on September 1, 2005 and ending on August 31, 2008.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by an estate of a non-resident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset at the end of taxable years beginning in 2007, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

The provisions dealing with a partial exemption from U.S. estate tax that were contained in the 2004 Tax Act are scheduled to sunset on December 31, 2007, unless extended or made permanent before this date.

BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

In general, income dividends from dividends received by the Fund from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. Because the Fund's principal investment goal is to earn a high level of current income, and it currently has a substantial percentage of its investment assets in debt securities, it is anticipated that this percentage of qualified dividend income will be small.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allow regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under Non-U.S.investors for more information on these dividends.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the income of the Fund primarily is derived from investments in foreign rather than domestic securities, and investments earning interest rather than dividend income, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,

DERIVATIVES. The Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If it makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

TAX STRADDLES. The Fund's investment in options, futures, forwards, foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

STRUCTURED INVESTMENTS. The Fund also is permitted to invest in entities organized to restructure the investment characteristics of particular groups of securities. For example, the Fund is permitted to invest in structured notes that are designed to give the holder a specific portion of the principal or interest payments that would otherwise be payable in the case of a traditional debt security. The Fund also could invest in a security that is backed by an interest in an underlying group of securities, or is accompanied by a put or other feature that adjusts the burdens and benefits of ownership of the security. By investing in these securities, the Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.

SECURITIES PURCHASED AT DISCOUNT. The Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY THE FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY THE FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS

The Fund is a series of Templeton Income Trust (Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on June 16, 1986, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Fund currently offers three classes of shares, Class A, Class C and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:

      Templeton Global Bond Fund - Class A
      Templeton Global Bond Fund - Class C
      Templeton Global Bond Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of November 8, 2004, the principal shareholders of the Fund, beneficial or of record, were:

Name and Address                Share Class  Percentage
                                                 (%)
-----------------------------------------------------------
FIIOC                                A           5.04
As Agent for
Qualified Employee Benefit
Plans 401k
100 Magellan Way KW1C
Covington KY 41015

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of November 8, 2004, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class C.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain ~distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days (90 days, effective February 1, 2005):

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days (90 days, effective February 1, 2005) from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days (90 days, effective February 1, 2005) from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

RETIREMENT PLANS. Class A shares at NAV are available for:
o Employer Sponsored Retirement Plans with assets of $1 million or more; or
o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan ("the Plan") if the IRA is a "Common Platform IRA". An IRA is a Common Platform IRA if (i) the IRA custodian or record keeper, or one of its affiliates, is the record keeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or
o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a DCS plan and/or a plan for which FTB&T was trustee

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

Any retirement plan that does not meet the requirements to buy Class A shares without an initial sales charge and that was a shareholder of the Fund on or before February 1, 1995, may buy shares of the Fund subject to a maximum initial sales charge of 4% of the offering price, 3.2% of which will be retained by securities dealers.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                            3.0
$30,000 but less than $100,000           2.0
$100,000 but less than $400,000          1.0
$400,000 or more                           0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to certain securities dealers who initiate and are responsible for purchases of Class A shares without an initial sales charge by certain Employer Sponsored Retirement Plans. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter, Distribution and service (12b-1) fees," Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. For Employer Sponsored Retirement Plans, the CDSC would be applied at the plan level based on the plan's initial investment. A CDSC will not apply to Class A shares purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with an affiliate of Distributors for plan trustee services.

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of shares by investors in an Employer Sponsored Retirement Plan if Distributors did not pay a prepaid commission to the Third Party Administrator of the Plan

o Redemptions by the Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February 1,
   1995

o Redemptions through a systematic withdrawal plan up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by a DCS Plan or an Employer Sponsored Retirement Plan that has contracted with an affiliate of Distributors for plan trustee services.

o Participant initiated distributions and exchanges from an Employer Sponsored Retirement Plan and returns of excess contributions and earnings

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended.

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion.


EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the ~amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment ~form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to:(i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or(ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who qualify as top producers may be eligible for the Valued Investor Program which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus
0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

~The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a ~pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended August 31:

                                              AMOUNT RECEIVED IN
                                              CONNECTION WITH
         TOTAL            AMOUNT RETAINED BY  REDEMPTIONS AND
         COMMISSIONS      DISTRIBUTORS ($)    REPURCHASES ($)
         RECEIVED ($)
 --------------------------------------------------------------------
 2004    1,821,947        197,937             40,634
 2003    1,571,694        148,890             49,251
 2002      377,641         30,132             13,826

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

Distribution and service (12b-1) fees The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to ~securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. The Fund may pay up to 0.25% per year of Class A's average daily net assets.

The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one quarter, however, may be reimbursed in future quarters or years. This includes expenses not reimbursed because they had exceeded the applicable limit under the plan. As of August 31, 2004, expenses under the plan that may be reimbursable in future quarters or years totaled $1,850,993 or 0.32% of Class A's net assets.

For the fiscal year ended August 31, 2004, the amounts paid by the Fund pursuant to the plan were:

                                  ($)
----------------------------------------------
Advertising                       27,086
Printing and mailing                 567
prospectuses
  other than to current
shareholders
Payments to underwriters          15,700
Payments to broker-dealers     1,086,229
Other                             34,874
                              ------------
Total                          1,164,456
                              ------------


THE CLASS C PLAN. The Fund pays Distributors up to 0.65% per year of Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class C plan also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class C shares.

The Class C plan is a compensation plan. It allows the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan.
~
In addition to the payments that Distributors or others are entitled to under the plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended August 31, 2004, were:

                                    ($)
----------------------------------------------
Advertising                         30,588
Printing and mailing                   412
prospectuses
  other than to current
shareholders
Payments to underwriters            14,007
Payments to broker-dealers         630,622
Other                               27,750
                                  ------------
Total                              703,379
                                  ------------


THE CLASS A AND C PLANS. To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return ~after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns before taxes for the indicated periods ended August 31, 2004, were:

               1 Year (%)    5 Years (%)            10 Years (%)
------------------------------------------------------------------
Class A        8.39          8.65                   7.33

                                                    Since
               1 Year (%)    5 Years (%)            Inception
                                                    (5/1/95) (%)
------------------------------------------------------------------
Class C        11.66         9.15                   7.36


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P     =    a hypothetical initial payment of $1,000
T     =    average annual total return
n     =    number of years
ERV   =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge ~reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended August 31, 2004, were:

               1 YEAR (%)    5 YEARS (%)            10 YEARS (%)
------------------------------------------------------------------
Class A        6.15          6.54                   5.05

                                                    SINCE
               1 YEAR (%)    5 YEARS (%)            INCEPTION
                                                    (5/1/95) (%)
------------------------------------------------------------------
Class C        9.48          7.16                   5.25

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
             D

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV
   D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount ~and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total ~return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended August 31, 2004, were:

               1 YEAR (%)    5 YEARS (%)            10 YEARS (%)
------------------------------------------------------------------
Class A        5.47          6.09                   4.85

                                                    SINCE
               1 YEAR (%)    5 YEARS (%)            INCEPTION
                                                    (5/1/95) (%)
------------------------------------------------------------------
Class C        7.60          6.61                   5.00

The following SEC formula was used to calculate these figures:

P(1+T)n  = ATV
              DR

where:
P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions) n = number of years
ATV
    DR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended August 31, 2004, were:

               1 YEAR (%)    5 YEARS (%)            10 YEARS (%)
------------------------------------------------------------------
Class A        8.39          51.44                  102.92

                                                    SINCE
               1 YEAR (%)    5 YEARS (%)            INCEPTION
                                                    (5/1/95) (%)
------------------------------------------------------------------
Class C        11.66         54.92                  94.10

CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable ~maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended August 31, 2004, were:

CLASS A (%)   CLASS C (%)
--------------------------
3.50          3.10

The following SEC formula was used to calculate these figures:

                    6
Yield = 2 [(a-b + 1) - 1]
            cd

where:

a = interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended August 31, 2004, were:

CLASS A (%)   CLASS C (%)
--------------------------
..04           .03
--------------------------

VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of ~volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the Fund and the manager also may refer to the following information:

o The manager's and its affiliates' market share of international equities or fixed income securities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

o The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Chase & Co., J.P.Morgan, or a similar financial organization.

o The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley or a similar financial organization.

o The geographic and industry distribution of the Fund's portfolio and the Fund's top ten holdings.

o The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

o To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (e.g., Citigroup, J.P. Morgan, and Morgan Stanley Chase & Co.).

o The major industries located in various jurisdictions as published by Morgan Stanley.

o  Rankings by DALBAR, Inc. with respect to mutual fund shareholder services.

o Allegorical stories illustrating the importance of persistent long-term investing.

o The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Inc. or Morningstar, Inc.

o A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

o Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

o Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

*Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992. He is no longer involved with the investment management process.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $388 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving ~security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT AND COMMERCIAL PAPER RATINGS

MOODY'S

~Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.










TEMPLETON GLOBAL BOND FUND
TEMPLETON INCOME TRUST
ADVISOR CLASS

STATEMENT OF ADDITIONAL INFORMATION
JANUARY 1, 2005

[Insert Franklin Templeton Investments logo]


P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated January 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended August 31, 2004, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goal, Strategies and Risks                                2
Officers and Trustees                                    11
Proxy Voting Policies and Procedures                     17
Management and Other Services                            18
Portfolio Transactions                                   21
Distributions and Taxes                                  21
Organization, Voting Rights and Principal Holders        25
Buying and Selling Shares                                26
Pricing Shares                                           29
The Underwriter                                          30
Performance                                              30
Miscellaneous Information                                34
Description of Ratings                                   34

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------
o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
-------------------------------------------------------------------------------
o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;
-------------------------------------------------------------------------------
o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------


GOAL, STRATEGIES AND RISKS
-------------------------------------------------------------------------------
Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is current income with capital appreciation and growth of income.

The Fund may not:

1.Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from purchasing or selling securities secured by real estate or interests therein or securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein.

2.Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

3.Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

4.Issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

5.Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any rules or exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

6.Invest more than 25% of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7.Borrow money, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund may not invest more than 25% of its total assets in non-investment grade securities (rated lower than BBB by Standard & Poor's Ratings Group (S&P(R)) or Baa by Moody's Investors Service (Moody's)).

The Fund may invest up to 15% of its net assets in illiquid securities.

The Fund also may be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of fund total assets:

      "small portion"       less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"           80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The Fund tries to achieve its goal by investing mainly in the debt securities of companies, governments and their agencies located anywhere in the world, including emerging markets.

Although the Fund's principal investments are in debt securities, it also may invest in equity securities, including preferred stock and common stocks that pay dividends; income-producing securities convertible into common stock; and American, European and Global Depositary Receipts.

The Fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. However, the Fund intends to invest no more than 50% of its total assets in emerging markets.

The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Distributions and Taxes." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. government securities and the securities of investment companies are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified company, and may be more susceptible to any single economic, political or regulatory occurrence, an investment in the Fund may present greater risk to an investor than an investment in a diversified investment company.

The value of your shares will increase as the value of the investments owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) are debt securities that are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other issuers in the U.S. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO. Conversely, in periods of rising interest rates, prepayments decrease and the effective maturity of the pool increases.

COMMERCIAL PAPER Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.

Because the Fund invests primarily in debt securities, changes in interest rates in any country where the Fund invests will affect the value of the Fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the market value of a debt security to decrease, having a negative effect on the value of the Fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk.

The average maturity of the debt securities in the Fund's portfolio will fluctuate depending upon the manager's judgment as to future interest rate changes.

LOWER-RATED SECURITIES. Although they may offer higher yields than do higher rated securities, high risk, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities also may make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations generally are available on many low rated or unrated securities only from a limited number of dealers, and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment goal may, to the extent of its investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses seeking recovery.

The Fund may accrue and report interest income on high yield bonds, such as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, and to be relieved of federal tax liabilities, the Fund must distribute substantially all of its net income and gains to shareholders (see "Distributions and Taxes") generally on an annual basis. Thus, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash in order to satisfy the distribution requirement.

DEPOSITARY RECEIPTS are interests in a pool of securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts or European Depositary Receipts).

DERIVATIVE SECURITIES are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. To the extent the Fund enters into these transactions, their success will depend upon the manager's ability to predict pertinent market movements.

FUTURES CONTRACTS. Although the Fund has the authority to buy and sell financial futures contracts, it currently does not intend to enter into such transactions. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. Currently, futures contracts are available on several types of fixed-income securities including:
U.S. Treasury bonds, notes and bills, commercial paper and certificates of deposit.

Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Fund also may buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the Fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the contract will be segregated by appropriate notation on the books of the Fund or its custodian. When selling a stock index futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract or, in the case of a stock index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian). The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts.

OPTIONS ON SECURITIES, INDICES AND FUTURES. Although the Fund has the authority to sell covered put and call options and buy put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and in the over-the-counter markets, it does not currently intend to enter into such transactions.

An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Fund may write a call or put option only if the option is "covered." A call option on a security or futures contract written by the Fund is "covered" if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated by appropriate notation on the books of the Fund or its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if the Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. government securities segregated by appropriate notation on it books. A put option on a security or futures contract written by the Fund is "covered" if the Fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, if the option is exercised, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund also may buy put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, its loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund's security holdings being hedged.

The Fund may buy call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates buying in the future. Similarly, the Fund may buy call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When buying call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise as anticipated.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by the Fund, as well as the cover for options written by the Fund, are considered not readily marketable and are subject to the Fund's limitation on investments in securities that are illiquid.

Some of the risks involved in stock index futures transactions relate to the Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. The Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by the Fund for hedging purposes also depends upon the manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If the Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, the Fund may, but is not obligated to, enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Fund also may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund may, from time to time, enter into forward foreign currency exchange contracts (forward contracts) to attempt to reduce the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, when the Fund believes that a foreign currency may experience a substantial movement against another currency, it may enter into a forward contract to buy or sell, as appropriate, an amount of the foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" because, in connection with the Fund's forward contracts, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment. Accordingly, the Fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under its forward contracts. The segregated account will be marked-to-market on a daily basis. Although the Commodity Futures Trading Commission does not currently regulate these contracts, it may in the future assert such regulatory authority. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies (foreign currency futures). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners also may participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights. Equity securities also may include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks that are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

FOREIGN SECURITIES The Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted to the extent that they are not readily marketable. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies generally are not subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. From time to time, trading in a foreign market may be interrupted and the Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

EMERGING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many of the countries in which the Fund may invest have experienced substantial, and during some periods extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund shareholders.

RUSSIAN SECURITIES. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;
(c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated with obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. Although the Fund will endeavor to ensure that its interest continues to be appropriately recorded either by itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 50 shareholders owning common shares is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Russian tax law and practice is not as clearly established as those of developed countries and is still undergoing reforms. In practice, tax laws, their interpretation and implementation may be changed instantly and sometimes even retroactively. Accordingly, there is a possibility that the Fund may become subject to taxation within Russia that is not anticipated either at the present time or when investments are considered, made, or disposed of. No assurance can be given that the Fund will benefit from the current double tax treaties that Russia has with other countries. Certain incidents show that historical tax-related issues and liability may substantially influence the capitalization of Russian issuers and therefore, the value of investments in Russian securities made by the Fund.

CURRENCY. The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Fund may be affected unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest also may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% (for loaned securities issued in the U.S.) or 105% (for loaned securities issued outside the U.S.) of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities typically are organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments typically are sold in private placement transactions, and there currently is no active trading market for structured investments. However, the Fund will only invest in publicly distributed structured investments. To the extent such investments are illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include (1) U.S. government securities maturing in 13 months or less; (2) commercial paper; (3) bank time deposits with less than seven days remaining to maturity; and (4) bankers' acceptances. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

U.S. GOVERNMENT SECURITIES are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Some of the Fund's investments may include securities issued by other U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac. ALTHOUGH FANNIE MAE AND FREDDIE MAC ARE CHARTERED BY ACTS OF CONGRESS, THEIR SECURITIES ARE BACKED ONLY BY THE CREDIT OF THE RESPECTIVE INSTRUMENTALITY AND ARE NOT ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT.

WHEN-ISSUED SECURITIES New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund will not accrue any income on these securities prior to delivery. The Fund will segregate by appropriate notation on the books of the Fund or its custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Trust has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                     NUMBER
                                       OF
                                     PORTFOLIOS
  NAME, AGE                          IN FUND
 AND ADDRESS               LENGTH    COMPLEX         OTHER
                           OF TIME   OVERSEEN    DIRECTORSHIPS
                POSITION    SERVED   BY BOARD        HELD
                                      MEMBER*
-----------------------------------------------------------------
Harris J.     Trustee      Since     142       Director, Bar-S
Ashton (72)                1992                Foods (meat
500 East                                       packing company).
Broward
Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
Frank J. Crothers    Trustee  Since     21        None
(60)                          2003
500 East Broward
Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holding Ltd.; Director and Vice
Chairman, Caribbean Utilities Co. Limited; Director, Provo
Power Company Ltd.;  director of various other business and
nonprofit organizations; and FORMERLY, Chairman, Atlantic
Equipment & Power Ltd. (1977-2003).
-----------------------------------------------------------------
S. Joseph Trustee  Since       143     None         Fortunato
1992
(72)
500 East
Broward Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
-----------------------------------------------------------------
Edith E.      Trustee      Since     98        Director,
Holiday (52)               2001                Amerada Hess
500 East                                       Corporation
Broward                                        (exploration and
Blvd.                                          refining of oil
Suite 2100                                     and gas); H.J.
Fort Lauderdale,                               Heinz Company
FL 33394-3091                                  (processed foods
                                               and allied
                                               products); RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium); and
                                               Canadian
                                               National Railway
                                               (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
Gordon S.     Trustee      Since     142       Director, White
Macklin (76)               1993                Mountains
500 East                                       Insurance Group,
Broward                                        Ltd. (holding
Blvd.                                          company); Martek
Suite 2100                                     Biosciences
Fort                                           Corporation;
Lauderdale,                                    MedImmune, Inc.
FL 33394-3091                                  (biotechnology);
                                               and
                                               Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group
(investment banking) (1987-1992); and President, National
Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------
Fred R.       Trustee      Since     28        None
Millsaps (75)              1990
500 East
Broward
Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------
Frank A.      Trustee      Since     21        Director, White
Olson                      2003                Mountains
(72)                                           Insurance Group
500 East                                       Ltd. (holding
Broward                                        company);
Blvd.                                          Amerada Hess
Suite 2100                                     Corporation
Fort Lauderdale,                               (exploration and
FL 33394-3091                                  refining of oil
                                               and gas); and
                                               Sentient Jet (private jet
                                               service); and FORMERLY, Director,
                                               Becton Dickinson and Co. (medical
                                               technology), Cooper Industries,
                                               Health Net (formerly, Foundation
                                               Health), The Hertz Corporation,
                                               Pacific Southwest Airlines, The
                                               RCA Corporation, Unicom
                                               (formerly, Commonwealth Edison)
                                               and UAL Corporation (airlines).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-1999); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------
Constantine   Trustee      Since     21        None
D.            2003
Tseretopoulos
(50)
500 East
Broward
Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
  NAME, AGE     POSITION   LENGTH    NUMBER          OTHER
AND ADDRESS               OF TIME     OF          DIRECTORSHIPS
                           SERVED    PORTFOLIOS      HELD
                                     IN FUND
                                     COMPLEX
                                     OVERSEEN
                                     BY BOARDS
                                     MEMBER*
-----------------------------------------------------------------
**Nicholas    Trustee      Since     21        Director,
F. Brady (74)              1993                Amerada Hess
500 East                                       Corporation
Broward                                        (exploration and
Blvd.                                          refining of oil
Suite 2100                                     and gas); and
Fort Lauderdale,                               C2, Inc.
FL 33394-3091                                  (operating and
                                               investment
                                               business); and
                                               FORMERLY,
                                               Director, H.J.
                                               Heinz Company
                                               (processed foods
                                               and allied
                                               products)
                                               (1987-1988;1993-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby Technology Ventures Group,
LLC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund;
and FORMERLY, Chairman, Templeton Emerging Markets Investment Trust PLC (until 2003), Secretary of the United States
Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
-----------------------------------------------------------------
**Charles B.  Trustee,     Trustee      142       None
Johnson (71)  Chairman of  and Vice
One Franklin  the Board    President
Parkway       and          since
San Mateo,    Vice         1992 and
CA 94403-1906 President    Chairman
                           of the
                           Board
                           since
                           1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
Harmon E.     Vice         Since     Not              None
Burns (59)    President    1996      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
James M.      Chief        Since     Not               None
Davis         Compliance   July      Applicable
(52)          Officer      2004
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc., and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------
Jeffrey A.    Vice         Since     Not                None
Everett (40)  President    2001      Applicable
PO Box
N-7759
Lyford Cay,
Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
-----------------------------------------------------------------
Martin L.     Vice         Since     Not                  None
Flanagan (44) President    1990      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Jimmy D.      Senior Vice   Since     Not Applicable         None
Gambill (57)  President     2002
500 East      and Chief
Broward       Executive
Blvd.         Officer
Suite 2100    -Finance and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.      Vice         Since     Not                    None
Goss (57)     President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------
Barbara J.    Vice         Vice         Not               None
Green (57)    President    President Applicable
One Franklin               since
Parkway                    2000
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------
Rupert H.     Vice         Since     Not                None
Johnson, Jr.  President    1996      Applicable
(64)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
John R. Kay   Vice         Since     Not                   None
(64)          President    1994      Applicable
500 East
Broward
Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group,
Inc.
-----------------------------------------------------------------
Michael O.    Vice         Since     Not       Director, FTI
Magdol (67)   President -  2002   Applicable   Banque, Arch
600 Fifth     AML                              Chemicals, Inc.
Avenue        Compliance                       and Lingnan
Rockefeller                                    Foundation.
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Christopher   President    Since        Not        None
J. Molumphy   and Chief    2002      Applicable
(42)          Executive
One Franklin  Officer -
Parkway       Investment
San Mateo,    Management
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
Robert C.     Secretary    Since        Not              None
Rosselot                   December  Applicable
(44)                       2004
500 East
Broward Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Corporate Counsel and Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel LLC and Fiduciary Trust International of the South; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Assistant General Counsel, The Prudential Insurance Company of America (1997-2001).
-----------------------------------------------------------------
Gregory R.    Treasurer    Since        Not                 None
Seward (48)                October   Applicable
500 East                   2004
Broward
Blvd. Suite
2100 Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
-----------------------------------------------------------------
Murray L.     Vice         Since     Not                None
Simpson (67)  President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until
1999).
-----------------------------------------------------------------
Galen G.      Chief        Since      Not                 None
Vetter (53)   Financial    May 2004  Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services, LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members an annual retainer of $2,000 and a fee of $200 per board meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services.

The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.


                      TOTAL FEES      TOTAL FEES     NUMBER OF BOARDS
                       RECEIVED      RECEIVED FROM      IN FRANKLIN
                       FROM THE        FRANKLIN          TEMPLETON
        NAME          TRUST/1 ($)       TEMPLETON      INVESTMENTS ON
                                      INVESTMENTS/2 ($)   WHICH EACH
                                                           Serves/3
-----------------------------------------------------------------------
Harris J. Ashton        3,000          370,099             46
Frank J. Crothers       1,824          138,500             15
S. Joseph Fortunato     3,000          372,100             47
Andrew H. Hines, Jr./4  1,223              N/A            N/A
Edith E. Holiday        3,000          360,527             33
Betty P. Krahmer/5      1,800           26,900            N/A
Gordon S. Macklin       3,000          368,100             46
Fred R. Millsaps        3,071          140,500             17
Frank A. Olson          1,824          147,250             15
Constantine D.          1,824          140,500             15
Tseretopoulos

1. For the fiscal year ended August 31, 2004.
2. Estimated for the calendar year ended December 31, 2004.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Retired December 31, 2003.
5. Retired February 24, 2004.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2003.

INDEPENDENT BOARD MEMBERS
----------------------------------------------------------------------
                                                   AGGREGATE DOLLAR
                                                   RANGE OF EQUITY
                                                  SECURITIES IN ALL
                                                  FUNDS OVERSEEN BY
                              DOLLAR RANGE OF    THE BOARD MEMBER IN
   NAME OF BOARD MEMBER    EQUITY SECURITIES IN      THE FRANKLIN
                                 THE FUND           TEMPLETON FUND
                                                       COMPLEX
----------------------------------------------------------------------
Harris J. Ashton            $50,001 - $100,000      Over $100,000
Frank J. Crothers                  None             Over $100,000
S. Joseph Fortunato            Over $100,000        Over $100,000
Edith E. Holiday                   None             Over $100,000
Gordon S. Macklin                  None             Over $100,000
Fred R. Millsaps                   None             Over $100,000
Frank A. Olson                     None             Over $100,000
Constantine D.                     None             Over $100,000
Tseretopoulos
----------------------------------------------------------------------

INTERESTED BOARD MEMBERS
----------------------------------------------------------------------
                                                   AGGREGATE DOLLAR
                                                   RANGE OF EQUITY
                                                  SECURITIES IN ALL
                                                  FUNDS OVERSEEN BY
                             DOLLAR RANGE OF     THE BOARD MEMBER IN
                           EQUITY SECURITIES IN      THE FRANKLIN
  NAME OF BOARD MEMBER           THE FUND           TEMPLETON FUND
                                                       COMPLEX
----------------------------------------------------------------------
Nicholas F. Brady                  None             Over $100,000
Charles B. Johnson          $10,001 - $50,000       Over $100,000
----------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following Independent Trustees of the Trust:
Frank J. Crothers, Frank A. Olson, Fred R. Millsaps and Constantine D. Tseretopoulos. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Edith E. Holiday, Frank J. Crothers and Gordon S. Macklin.

The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 33030 St. Petersburg, FL 33733-8030

During the fiscal year ended August 31, 2004, the Audit Committee met three times and the Nominating Committee met five times.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------


The board of trustees of the Trust has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc., in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.


MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.
-------------------------------------------------------------------------------

MANAGEMENT AND OTHER SERVICES

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Bahamas, Belgium, Brazil, Canada, China, France, Germany, Holland (The Netherlands), Hong Kong, India, Ireland, Italy, Japan, Luxembourg, Poland, Russia, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, Turkey, United Arab Emirates, United Kingdom and the United States.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance, and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Fund was considered in reference to a peer group of global income funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to global income funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Fund in relation to those within the relevant peer group of global income funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on, the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.

MANAGEMENT FEES The Fund pays the manager a fee equal to an annual rate of:

o 0.50% of the value of average daily net assets up to and including $200 million;

o 0.45% of the value of average daily net assets over $200 million and not over $1.3 billion; and

o  0.40% of the value of average daily net assets in excess of $1.3 billion.

The fee is computed according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended August 31, the Fund paid the following management fees:

               MANAGEMENT FEES PAID ($)
-------------------------------------------
2004                   3,182,306
2003                   1,872,036
2002                   1,013,915


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the Fund to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Fund pays FT Services a fee equal to an annual rate of:

o 0.15% of the Fund's average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion;
  and
o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended August 31, the Fund paid FT Services the following administration fees:

             ADMINISTRATION FEES PAID ($)
 ------------------------------------------
 2004                  942,075
 2003                  561,613
 2002                  304,168

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 33030, St. Petersburg, FL 33733-8030.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN JPMorgan Chase Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Fund's assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent auditor. The Independent Registered Public Accounting Firm audits the financial statements included in the Fund's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services do not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended August 31, the Fund paid the following brokerage commissions:

              BROKERAGE COMMISSIONS ($)
 ------------------------------------------
 2004                   6,108
 2003                       0
 2002                       0

For the fiscal year ended August 31, 2004, the Fund paid brokerage commissions of $6,108 from aggregate portfolio transactions of $1,213,170 to brokers who provided research services.


As of August 31, 2004, the Fund did not own securities of its regular broker-dealers.


DISTRIBUTIONS AND TAXES

MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials at the end of this section on Distributions and Taxes for more information on qualified, interest-related and short-term capital gain dividends.

DISTRIBUTIONS OF CAPITAL GAINS The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

INVESTMENTS IN FOREIGN SECURITIES The next four paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

PASS-THROUGH OF FOREIGN TAX CREDITS. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

You should be aware that under the provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (2003 Tax Act), your use of foreign dividends, designated by the Fund as dividends from qualifying foreign corporations and subject to reduced rates of taxation on dividend income, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends, interest-related dividends, short-term capital gain dividends or capital gain distributions (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o     98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by the Fund to non-U.S. investors. The American Jobs Creation Act of 2004 (2004 Tax Act) generally exempts from U.S. withholding tax dividends of U.S. source interest income and net short-term capital gains to the same extent that such income and gains would be exempt if earned directly by the non-U.S. investor. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Interest-related dividends paid by the Fund from qualified interest income are not subject to U.S. tax when paid to a non-U.S. investor unless such income is either effectively connected with a U.S. trade or business or the investor fails to certify that they are not a U.S. person. The aggregate amount the Fund may designate as an interest-related dividend is limited to the Fund's qualified net interest income, which equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: 1) bank deposit interest, 2) short-term original issue discount (OID), 3) interest (including OID, market or acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or partner), and 4) any interest-related dividend passed through from another regulated investment company.

The 2004 Tax Act further exempts from U.S. withholding tax ordinary dividends paid by the Fund from net short-term capital gains (short-term capital gain dividends). Capital gain distributions paid by the Fund from net long-term capital gains are also generally exempt from U.S. withholding tax. These short-term capital gain dividends and capital gain distributions (other than certain gains realized on the disposition of U.S. real property interests) are exempt from a U.S. withholding tax unless:
o the gain is effectively connected with the conduct of a trade or business in the United States, in which case the non-U.S. investor is taxable in the U.S. on a net basis, or
o you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

In addition, any dividends, distributions and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if the investor fails to properly certify that they are not a U.S. person. See the discussion below for Backup withholding.

These interest-related and short-term capital gain dividend withholding tax exemptions are effective for dividends paid with respect to income earned by the Fund in its fiscal years beginning on September 1, 2005 and ending on August 31, 2008.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by an estate of a non-resident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset at the end of taxable years beginning in 2007, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

The provisions dealing with a partial exemption from U.S. estate tax that were contained in the 2004 Tax Act are scheduled to sunset on December 31, 2007, unless extended or made permanent before this date.

BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

In general, income dividends from dividends received by the Fund from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. Because the Fund's principal investment goal is to earn a high level of current income, and it currently has a substantial percentage of its investment assets in debt securities, it is anticipated that this percentage of qualified dividend income will be small.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allow regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under Non-U.S. investors for more information on these dividends.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the income of the Fund primarily is derived from investments in foreign rather than domestic securities, and investments earning interest rather than dividend income, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,

DERIVATIVES. The Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If it makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

TAX STRADDLES. The Fund's investment in options, futures, forwards, foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

STRUCTURED INVESTMENTS. The Fund also is permitted to invest in entities organized to restructure the investment characteristics of particular groups of securities. For example, the Fund is permitted to invest in structured notes that are designed to give the holder a specific portion of the principal or interest payments that would otherwise be payable in the case of a traditional debt security. The Fund also could invest in a security that is backed by an interest in an underlying group of securities, or is accompanied by a put or other feature that adjusts the burdens and benefits of ownership of the security. By investing in these securities, the Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.

SECURITIES PURCHASED AT DISCOUNT. The Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY THE FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY THE FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Fund is a series of Templeton Income Trust (Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on June 16, 1986, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Fund currently offers three classes of shares, Class A, Class C and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:

o     Templeton Global Bond Fund - Class A
o     Templeton Global Bond Fund - Class C
o     Templeton Global Bond Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of November 8, 2004, the principal shareholders of the Fund, beneficial or of record, were:

NAME AND ADDRESS                SHARE CLASS   PERCENTAGE
                                                  (%)
-----------------------------------------------------------
Conservative Target Fund          Advisor        15.99
One Franklin Parkway
San Mateo CA 94403-1907

Moderate Target Fund              Advisor        27.56
One Franklin Parkway
San Mateo CA 94403-1907

Lauer & Co.                       Advisor        5.26
1650 Market Street Suite 1200
P.O. Box 58997
Philadelphia PA 19102-8997

First Command Bank                Advisor        5.70
Trust Dept.
P.O. Box 901075
Fort Worth TX 76101

Growth Target Fund                Advisor        8.23
One Franklin Parkway
San Mateo CA 94403-1907

Raymond James Assoc. Inc.         Advisor        9.73
880 Carillon Parkway
Saint Petersburg FL 33716

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of November 8, 2004, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

DEALER COMPENSATION Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund(s). Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to:(i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who qualify as top producers may be eligible for the Valued Investor Program which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy and sell shares, you pay and receive the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, Advisor Class standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns before taxes for the indicated periods ended August 31, 2004, were:

                    1 YEAR    5 YEARS      10 YEARS
                    (%)         (%)         (%)
-------------------------------------------------------
Advisor Class         13.43       9.85        8.05

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). The average annual total returns after taxes on distributions for the indicated periods ended August 31, 2004, were:

                    1 YEAR    5 YEARS      10 YEARS
                    (%)         (%)           (%)
-------------------------------------------------------
Advisor Class         10.98       7.62        5.69

The following SEC formula was used to calculate these figures:

P(1+T)n  = ATV
              D

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV
   D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). The average annual total returns after taxes on distributions and redemptions for the indicated periods ended August 31, 2004, were:

                    1 YEAR    5 YEARS      10 YEARS
                    (%)          (%)          (%)
-------------------------------------------------------
Advisor Class         8.74        7.06        5.43

The following SEC formula was used to calculate these figures:
      n
P(1+T)  = ATV
             DR

where:

P =  a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions) n = number of years
ATV
   DR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended August 31, 2004, were:


                    1 YEAR    5 YEARS     10 YEARS
                    (%)           (%)         (%)
-------------------------------------------------------
Advisor Class       13.43      59.93       116.98

CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the net asset value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for the 30-day period ended August 31, 2004, was 3.75%.

The following SEC formula was used to calculate this figure:

Yield = 2 [(A-B + 1)6 - 1]
            cd

where:

a = interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the net asset value per share on the last day of the period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current net asset value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rate for the 30-day period ended August 31, 2004, was 0.04%.

VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the Fund and the manager also may refer to the following information:

o The manager's and its affiliates' market share of international equities or fixed income securities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

o The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Chase & Co., J.P. Morgan, or a similar financial organization.

o The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley or a similar financial organization.

o The geographic and industry distribution of the Fund's portfolio and the Fund's top ten holdings.

o The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

o To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (e.g., Citigroup, JP Morgan, and Morgan Stanley.).

o The major industries located in various jurisdictions as published by Morgan Stanley.

o Rankings by DALBAR, Inc. with respect to mutual fund shareholder services.

o Allegorical stories illustrating the importance of persistent long-term investing.

o The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Inc. or Morningstar, Inc.

o A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

o Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

o Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

*Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992. He is no longer involved with the investment management process.


From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $388 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.